UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2006 (June 14, 2006)

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                            HealthSouth Corporation
               (Exact Name of Registrant as Specified in Charter)

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          Delaware                     000-14940               63-0860407
 (State or Other Jurisdiction         (Commission            (IRS Employer
      of Incorporation)               File Number)          Identification No.)


            One HealthSouth Parkway
              Birmingham, Alabama                                  35243
    (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (205) 967-7116

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Definitive Material Agreement.

         On June 14, 2006, HealthSouth Corporation (the "Company") announced that it completed its private offering of $1.0 billion aggregate principal amount of its senior notes, which included $375 million in aggregate principal amount of its floating rate senior notes due 2014 (the "Floating Rate Notes") at par and $625 million aggregate principal amount of its 10.75% senior notes due 2016 (the "2016 Notes" and, together with the Floating Rate Notes, the "Notes") at 98.505% of par. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference

         The Company issued the Floating Rate Notes and the 2016 Notes pursuant to separate Indentures dated June 14, 2006 (each, an "Indenture" and together, the "Indentures"), among the Company, the Subsidiary Guarantors (as defined therein) and The Bank of Nova Scotia Trust Company of New York, as trustee (the "Trustee"). Pursuant to the terms of the Indentures, the Notes are senior unsecured obligations of the Company and will rank equally with the Company's senior indebtedness, senior to any of the Company's subordinated indebtedness and effectively junior to the Company's secured indebtedness to the extent of the value of the collateral securing such indebtedness. The Company's obligations under the Notes are jointly and severally guaranteed by all of the Company's existing and future subsidiaries that guarantee (i) borrowings under the Credit Agreement dated as of March 10, 2006 (the "Credit Agreement"), among the Company, a consortium of financial institutions acting as lenders thereunder, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, Citicorp North America, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as co-syndication agents, and Deutsche Bank Securities Inc., Goldman Sachs Credit Partners L.P. and Wachovia Bank, National Association, as co-documentation agents, or (ii) certain of its other debt.

         Interest on the Floating Rate Notes accrues at a rate per annum, reset semiannually, equal to six-month LIBOR plus 6.0%, as determined by the calculation agent, which is initially the Trustee. Interest on the 2016 Notes accrues at the rate of 10.75% per annum. Interest on the Notes is payable semiannually in arrears on June 15 and December 15 of each year, commencing on December 15, 2006. The Company will make each interest payment to the holders of record of the Notes on the immediately preceding June 1 and December 1. The Company will pay interest on overdue principal at the rate of 1% per annum in excess of the applicable rate described above and will pay interest on overdue installments of interest at such higher rate to the extent lawful.

Floating Rate Notes
-------------------

         On or after June 15, 2009, the Company will be entitled at its option to redeem all or a portion of the Floating Rate Notes upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed in percentages of principal amount), plus accrued interest to the redemption date (subject to the right of holders of the Floating Rate Notes of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the 12-month period commencing on June 15 of the years set forth below:

Period                                                        Redemption Price
------                                                        ----------------
2009...................................................            103.00%
2010...................................................            102.00%
2011...................................................            101.00%
2012 and thereafter....................................            100.00%

         Prior to June 15, 2009, the Company will be entitled at its option on one or more occasions to redeem Floating Rate Notes (which includes additional Floating Rate Notes issued after June 14, 2006, if any) in an aggregate principal amount not to exceed 35% of the aggregate principal amount of the Floating Rate Notes (which includes additional Floating Rate Notes issued after June 14, 2006, if any) issued at a redemption price (expressed as a percentage of principal amount) of 100%, plus a premium equal to the interest rate per annum on the Floating Rate Notes applicable on the date that notice of redemption is given, plus accrued and unpaid interest to the redemption date, with the net cash proceeds from certain equity offerings, provided however, that at least 65% of such aggregate principal amount of Floating Rate Notes remains outstanding immediately after the occurrence of each such redemption and each such redemption occurs within 90 days after the date of the related equity offering.


2016 Notes
----------

         On or after June 15, 2011, the Company will be entitled at its option to redeem all or a portion of the 2016 Notes upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed in percentages of principal amount), plus accrued interest to the redemption date (subject to the right of holders of the 2016 Notes of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the 12-month period commencing on June 15 of the years set forth below:

Period                                                        Redemption Price
------                                                        ----------------
2011...................................................           105.375%
2012...................................................           103.583%
2013...................................................           101.792%
2014 and thereafter....................................           100.000%

         Prior to June 15, 2009, the Company will be entitled at its option on one or more occasions to redeem 2016 Notes (which includes additional 2016 Notes issued after June 14, 2006, if any) in an aggregate principal amount not to exceed 35% of the aggregate principal amount of the 2016 Notes (which includes additional 2016 Notes issued after June 14, 2006, if any) issued at a redemption price (expressed as a percentage of principal amount) of 110.75%, plus accrued and unpaid interest to the redemption date, with the net cash proceeds from certain equity offerings, provided however, that at least 65% of such aggregate principal amount of 2016 Notes remains outstanding immediately after the occurrence of each such redemption and each such redemption occurs within 90 days after the date of the related equity offering.


Repurchase upon Change of Control
---------------------------------

         Upon the occurrence of a change in control (as defined in the Indentures), each holder of the Notes may require the Company to repurchase all or a portion of the Notes in cash at a price equal to 101% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest, if any, to the date of purchase.

         However, subject to certain exceptions, the Credit Agreement limits the Company's ability to repurchase the Notes prior to their maturity.


Other Covenants
---------------

         The Indentures contain covenants that limit, among other things, the Company's and certain of its subsidiaries' ability to (1) incur additional debt, (2) make certain restricted payments, (3) consummate specified asset sales, (4) enter into transactions with affiliates, (5) incur liens, (6) impose restrictions on the ability of the Company's subsidiaries to pay dividends or make payments to the Company and its restricted subsidiaries, (7) enter into sale and leaseback transactions, (8) merge or consolidate with another person, and (9) dispose of all or substantially all of the Company's assets. The Indentures provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the Indentures, payment defaults or acceleration of other indebtedness, a failure to pay certain judgments and certain events of bankruptcy and insolvency. Generally, if an event of default occurs, the Trustee or holders of at least 25% in principal amount of the then outstanding Notes of a series may declare the principal of and accrued but unpaid interest on all the Notes of such series to be due and payable.

         The offering and sale of the Notes were not registered under the Securities Act of 1933, as amended (the "Securities Act"), and the Notes may not be reoffered or resold in the United States absent registration or an applicable exemption from registration requirements.

         The foregoing descriptions of the Indentures are summary in nature and qualified in their entirety by reference to the Indentures, copies of which are attached hereto as Exhibits 4.1 and 4.2 and are incorporated herein by reference.


Repayment of Interim Loan Agreement
-----------------------------------

         The Company used the net proceeds from the private offering of the Notes, along with cash on hand, to repay all borrowings outstanding under the Company's Interim Loan Agreement dated March 10, 2006 ("Interim Loan Agreement"), among the Company, the Subsidiary Guarantors, a consortium of financial institutions acting as lenders thereunder, Merrill Lynch Capital Corporation, as administrative agent, Citicorp North America, Inc. and JPMorgan Chase Bank, N.A., as co-syndication agents, and Deutsche Bank AG Cayman Islands Branch, Goldman Sachs Credit Partners L.P. and Wachovia Bank, National Association, as co-documentation agents. The Interim Loan Agreement provided the Company with $1 billion of senior unsecured interim financing. The loans under the Interim Loan Agreement were to mature on March 10, 2007 (the "Initial Maturity Date"). Any Interim Lender who had not been repaid in full on or prior to the Initial Maturity Date would have had the option to receive exchange notes issued under a certain indenture in exchange for the outstanding loan. If any such Lender did not exchange its loans for exchange notes on the Initial Maturity Date, the maturity date of the loans would have automatically extended to March 10, 2014, prior to which such Lender may have exchanged its loans for exchange notes at any time.

         Prior to the Initial Maturity Date, subject to certain agreed upon minimum and maximum rates, the loans bore interest at a rate per annum equal to: (1) LIBOR, adjusted for statutory reserve requirements ("Adjusted LIBOR"), plus 4.50%, for the period from March 10, 2006 and ending prior to September 10, 2006 and (2) Adjusted LIBOR plus 5.50% as of and from September 10, 2006, with such rate increasing by an additional 0.50% at the end of each three-month period commencing on September 10, 2006 until but excluding the Initial Maturity Date. After the Initial Maturity Date, subject to certain agreed upon minimum and maximum rates, the loans that would not have been repaid or exchanged for exchange notes would bear interest at the rate borne by the loans on the day immediately preceding the Initial Maturity Date plus 0.50% during the three-month period commencing on the Initial Maturity Date, with such rate increasing by an additional 0.50% at the beginning of each subsequent three-month period.

         The description above of the Interim Loan Agreement is qualified in its entirety by the complete text of the Interim Loan Agreement, which was filed as Exhibit 10.3 to Company's Current Report on Form 8-K filed with the SEC on March 16, 2006, and is incorporated herein by reference.


Registration Rights Agreement
-----------------------------

         In connection with the offering of the Notes, with respect to each series of Notes, the Company has agreed pursuant to a Registration Rights Agreement, dated as of June 14, 2006 (the "Registration Rights Agreement"), among the Company, the Subsidiary Guarantors, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Wachovia Capital Markets, LLC (the "Initial Purchasers"), on or prior to the day (the "Filing Date") that is 30 days after the Company is required under the Exchange Act to file its Report on Form 10-K with the SEC for the fiscal year ending December 31, 2006 (after giving effect to all applicable extensions under the Exchange
Act), to file a registration statement ("Exchange Offer Registration Statement") with the SEC with respect to a registered offer (the "Registered Exchange Offer") to exchange each series of Notes for new notes of the Company ("Exchange Notes") having terms substantially identical in all material respects to such series of Notes, and use its reasonable best efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act no later than 180 days after the Filing Date. The Exchange Notes will generally be freely transferable under the Securities Act.

         In addition, the Company has agreed under certain circumstances to file one or more shelf registration statements to cover resales of the Notes. In the event that (i) applicable interpretations of the staff of the SEC do not permit the Company to effect a Registered Exchange Offer,(ii) for any other reason the Registered Exchange Offer is not consummated by the 220 days of the Filing Date, (iii) an Initial Purchaser notifies the Company following consummation of the Registered Exchange Offer that Notes held by such Initial Purchaser are not eligible to be exchanged for the Exchange Notes in the Registered Exchange Offer or (iv) certain holders of the Notes are prohibited by law or SEC policy from participating in the Registered Exchange Offer or cannot resell the Exchange Notes acquired by them in the Registered Exchange Offer to the public without delivering a prospectus, the Company will, at its cost, (a) promptly file a shelf registration statement with the SEC covering resales of the applicable series of Notes or the Exchange Notes, as the case may be, (b) use its reasonable best efforts to cause the shelf registration statement to be declared effective under the Securities Act within a specified period of time and (c) keep effective the shelf registration statement until two years after its effective date (subject to certain exceptions).

         If the Company fails to satisfy these obligations and its other obligations as set forth in the Registration Rights Agreement, the Company will be required to pay additional interest to the holders of the Notes. The Company agreed that if it does not (i) file an Exchange Offer Registration Statement with respect to a series of Notes with the SEC on or prior to the Filing Date or (ii) if the Exchange Offer Registration Statement or shelf registration statement described above is not declared effective (or ceases to be effective) or the exchange offers are not consummated within specified time periods (any event described in (i) and (ii) being referred to individually as a "Registration Default"), then the Company will pay additional cash interest on the applicable series of Notes. The rate of the additional interest will be 0.25% per annum for the first 90-day period immediately following the occurrence of a Registration Default, and such rate will increase by an additional 0.25% per annum with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum additional interest rate of 1.0% per annum. The Company will pay such additional interest on regular interest payment dates. Such additional interest will be in addition to any other interest payable from time to time with respect to applicable series of Notes and Exchange Notes.

         The foregoing description of the Registration Rights Agreement is summary in nature and qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is attached hereto as Exhibit
4.3 and incorporated herein by reference.

         The Initial Purchasers and their affiliates have performed investment banking, commercial banking and advisory services for the Company and its affiliates in the ordinary course of business, for which they have received customary fees and expense reimbursements. The Initial Purchasers and their affiliates may, from time to time, engage in transactions with and perform services for the Company and its affiliates in the ordinary course of business. In addition, the Interim Loan was held in part by affiliates of the Initial Purchasers. In connection with acting as lenders, arrangers and agents under the Company's Credit Agreement, certain of the Initial Purchaser and their affiliates receive customary fees and expense reimbursements. In addition, affiliates of certain of the Initial Purchasers are parties to an interest rate swap with the Company. From time to time, certain of the Initial Purchasers and their affiliates may effect transactions for their own account or the account of customers, and hold on behalf of themselves or their customers, long or short positions in the Company's debt or equity securities or loans.


Item 1.02.  Termination of a Material Definitive Agreement.

         The disclosure included under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.


Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

         The disclosure included under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.


Item 9.01  Financial Statements and Exhibits.

See Exhibit Index.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HEALTHSOUTH CORPORATION


                                       By: /s/ GREGORY L. DOODY
                                           ------------------------------
                                       Name:  Gregory L. Doody
                                       Title: Executive Vice President,
                                                General Counsel and Secretary


Date: June 16, 2006

                                 EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

4.1 Indenture, dated as of June 14, 2006, among HealthSouth Corporation, the Subsidiary Guarantors (as defined therein) and The Bank of Nova Scotia Trust Company of New York, as trustee, relating to $375,000,000 aggregate principal amount of Floating Rate Senior Notes due 2014.

4.2 Indenture, dated as of June 14, 2006, among HealthSouth Corporation, the Subsidiary Guarantors (as defined therein) and The Bank of Nova Scotia Trust Company of New York, as trustee, relating to $625,000,000 aggregate principal amount of 10.75% Senior Notes due 2016.

4.3 Registration Rights Agreement, dated as of June 14, 2006, among HealthSouth Corporation, the Subsidiary Guarantors (as defined therein) and the Initial Purchasers (as defined therein), relating to the $625,000,000 aggregate principal amount of 10.75% Senior Notes due 2016 and the $375,000,000 aggregate principal amount of Floating Rate Senior Notes due 2014.

99.1             Press release dated June 14, 2006.